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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): August 6, 1997
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                               BRIGHTPOINT, INC.
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            (Exact name of registrant as specified in its charter)



         Delaware                  0-23494            35-1778566
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(State or other jurisdiction     (Commission      (I.R.S. Employer
    of incorporation)            File Number)     Identification No.)


6402 Corporate Drive, Indianapolis, IN                                46278
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  (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (317) 297 - 6100
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         Former name or former address, if changed since last report


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ITEM 5.  OTHER EVENTS.

          On August 7, 1997, Brightpoint, Inc. (the "Company") announced that the registration statement relating to the public offering of up to 5,100,000 shares of the Company's Common Stock (including 2,300,000 shares offered by certain stockholders of the Company) at $30.00 per share was declared effective by the Securities and Exchange Commission.


ITEM 7.  EXHIBITS

          99 - Press Release dated August 7, 1997.




















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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BRIGHTPOINT, INC.

                                       By: /s/ Phillip A. Bounsall
                                           -----------------------
                                           Phillip A. Bounsall
                                           Executive Vice President
                                           and Chief Financial Officer



Date: August 7, 1997.












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